UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2021

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue,	Suite 1100
Bethesda,	Maryland	20814
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 19, 2021, the shareholders of Pebblebrook Hotel Trust (the "Company") approved an amendment (the "Amendment") to the Amended and Restated 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, as amended (as amended by the Amendment, the "2009 Plan").

Effective May 19, 2021, the Amendment increases the aggregate number of the Company's common shares of beneficial interest, $0.01 par value per share (the "common shares"), that may be issued under the 2009 Plan as share awards, performance units, options, share appreciation rights and other equity-based awards by 1,675,000 shares.

A summary of the material terms and conditions of the 2009 Plan, as amended by the Amendment, appears under the heading "Proposal 4: Approval of an Amendment to the 2009 Equity Incentive Plan" in the Company's Definitive Proxy Statement filed on April 1, 2021. Such summary is incorporated herein by reference and is qualified by reference to the actual text of the 2009 Plan, as amended by the Amendment (a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2021, the Company convened its 2021 Annual Meeting of Shareholders. The matters on which the shareholders voted were:

(i)the election of the trustees of the Company to serve until its 2022 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
(ii)the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2021;
(iii)the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers; and
(iv)the approval of an amendment to the 2009 Equity Incentive Plan.

All of the trustee nominees were elected, the selection of the independent registered public accountants was ratified, the compensation of the Company’s named executive officers was approved, and the amendment to the 2009 Equity Incentive Plan was approved. The results of the voting were as set forth below.

Proposal 1 - election of trustees:

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon E. Bortz	114,406,253	5,617,166	95,539	3,105,721
Cydney C. Donnell	116,324,451	3,699,455	95,052	3,105,721
Ron E. Jackson	116,097,622	3,925,234	96,102	3,105,721
Phillip M. Miller	117,746,292	2,276,585	96,081	3,105,721
Michael J. Schall	116,252,397	3,771,071	95,490	3,105,721
Bonny W. Simi	117,594,510	2,429,446	95,002	3,105,721
Earl E. Webb	116,696,913	3,326,535	95,510	3,105,721

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,464,528	1,662,255	97,896	—

Proposal 3 - approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,256,770	6,604,313	257,875	3,105,721

Proposal 4 - approval of an amendment to the 2009 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,811,837	4,198,348	108,773	3,105,721

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 to the Pebblebrook Hotel Trust 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, effective May 19, 2021
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

May 21, 2021	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary